Exhibit 99.2

CIM Commercial Trust Corporation NASDAQ: CMCT TASE: CMCT-L August 2019 www.cimcommercial.com ©2019 CMCT CMCT CIM Commercial Trust Corporation Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

Free Writing Prospectus | CIM Commercial Trust Corporation Investor Presentation Q2 2019

Filed Pursuant to Rule 433 | Dated August 8, 2019| Registration Statement No. 333-210880

CIM Commercial Trust Corporation (“CMCT”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the related prospectus supplements, and other documents CMCT has filed with the SEC for more complete information about CMCT and the offering. You may request to receive a prospectus by calling toll-free at 1-866-341-2653.

Alternatively, you may also access the applicable prospectus for free on the SEC’s website at www.sec.gov as follows:

•                  Prospectus, dated April 11, 2019, relating to Registration Statement No. 333-210880 and supplement No. 1 dated May 14, 2019

Reverse Stock Split

•                  On August 8, 2019, CMCT announced a 1-for-3 reverse stock split on its common stock (the “Reverse Stock Split”), to be effective on September 3, 2019. None of the share or per share amounts in this presentation reflect the effect of the Reverse Stock Split.

Important Disclosures Forward-looking Statements The information set forth herein contains forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CMCT on a prospective basis. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “target,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “potential,” “forecast,” “seek,” “plan,” or “should” or the negative or other words or expressions of similar meaning, may identify forward-looking statements. Such forward-looking statements are based on particular assumptions that management of CMCT has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. Forward-looking statements are necessarily estimates reflecting the judgment of CMCT and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include those associated with (i) the timing, manner and extent, if any, of the distribution of shares of common stock held by the principal stockholders of CMCT to its members. (ii) the timing, manner and extent, if any, of repurchases of Series L Preferred Stock by CMCT and (iii) general economic, market and other conditions. For a further list and description of the risks and uncertainties inherent in the forward looking statements, see CMCT's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Registration Statement on Form S-11 (No. 333-210880) relating to the Series A Preferred Stock. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CMCT to predict all of them. Nor can CMCT assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. CMCT undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

CIM Commercial Trust As of June 30, 2019. Pro forma for sale of 899 North Capitol Street, 901 North Capitol Street, and 999 North Capitol Street, which were sold to an unrelated third party in July 2019. Pro forma estimates as of June 30, 2019, following the completion of the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock as described on page 4, excluding the effect of the 1-for-3 Reverse Stock Split. See pro forma NAV estimate table on page 28. As of March 31, 2019. See Important Information on page 32. 3 Eight office properties, one hotel and two ancillary properties1 Managed by CIM Group, L.P. (“CIM” or “CIM Group”) - owner/operator of $30.2 billion of real assets3 NASDAQ: CMCT TASE: CMCT-L Owner and operator of Class A and creative office assets in vibrant and improving metropolitan communities $431 million Net Asset Value (“NAV”) ($9.83 per share pre-split)1,2 1.3 million rentable square feet of office and 503 hotel rooms1 High barrier-to-entry, metropolitan focus Three value enhancing redevelopments in progress in Northern California, Los Angeles and Austin

CIM Commercial Trust As of July 31, 2019. CMCT has approximately 43.8 million shares of common stock outstanding. Based on fair value. 4 10 properties sold for a combined gross sales price of $991 million (see page 30 for list of assets)1 Declared $613 million special dividend ($14.00 per share) to common stockholders; to be paid on August 30, 2019 1:3 Reverse Stock Split to become effective on the ex-dividend date of the special dividend (September 3, 2019) CMCT has been informed that ~31.9 million shares (pre-split) held by its principal stockholder (the “Fund”), representing ~72.8% of the outstanding shares of CMCT common stock, will be distributed to ~19 members of the Fund2 by the end of August 2019 Resulting increase in public float, which CMCT believes will in turn increase the trading liquidity of CMCT common stock and improve CMCT’s access to capital, benefitting both preferred and common stockholders Following the distribution, the Fund is expected to own approximately 16.9% of CMCT common stock CMCT will continue to target a capital structure of 45% common equity and 55% debt/preferred equity3 Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock

Maximizing Returns For Stockholders

CMCT

» Active and strategic portfolio management to maximize returns to stockholders

» CMCT has sold $2.3 billion of assets since going public in 2014[1]

Total Returns Based on NAV[2,3]

Δ NAV per Share + Dividends



50%
40%
30%
20%
10%
0%
(10%)
CMCT
US Office REITs[4]
Mar-2014
Oct-2014
Apr-2015
Oct-2015
May-2016
Nov-2016
May-2017
Dec-2017
Jun-2018
Dec-2018
Jul-2019

Cumulative Cash Distributions Per Share of Common Stock[5]



$25
$20
$15
$10
$5
$0
$0.88
$1.75
$4.77
$8.36
$8.86
$23.13
2014[6]
2015
2016[7]
2017
2018
Projected through 8/31/19[8]

1. As of July 31, 2019.
2. Total returns includes changes in stock price or NAV per share, as applicable, and includes all dividends declared and paid with respect to CMCT's common stock from March 31, 2014 to July 31, 2019.
3. Please see "Net Asset Value (NAV)" under "Important Information" with respect to the methodology of the calculation of the NAV of CMCT on page 32.
4. "U.S. Office REITs" reflects the weighted average historical stock price and NAV performance of the companies included in the SNL US REIT Office Index as of July 31, 2019 based, for all periods indicated, on the weights attributed to each such company by such index as of July 31, 2019. The SNL US REIT Office Index is an index of certain publicly traded office REITs in the United States. The characteristics of the portfolios of assets of such companies included in "U.S. Office REITs" may differ significantly from the characteristics of CMCT's portfolio of assets. "U.S. Office REITs" may therefore not be an appropriate benchmark for the performance of CMCT. Past performance is not a guarantee of future results. The data used in this chart is derived from SNL and filings with the SEC.
5. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. Past performance is not indicative of future results.
6. CMCT is the product of a merger (the "Merger") between a subsidiary of CIM Urban REIT, LLC ("CIM REIT"), a fund operated by CIM Group, and PMC Commercial Trust ("PMC"), a publicly traded mortgage real estate investment trust, consummated in Q1 2014. Represents dividends declared on our common stock from January 1, 2014 through August 8, 2019. Excludes a special dividend paid to PMC Commercial Trust's stockholders in connection with the Merger, but includes 2014 dividends received by CIM REIT stockholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, on an as converted basis, in the Merger.
7. The per share equivalent in proceeds from CMCT's June 2016 tender offer is $2.15, calculated by dividing $210,000,000, the amount used by CMCT to purchase shares of common stock of CMCT in the tender offer, by 97,676,197,the number of shares of common stock outstanding immediately prior to such tender offer.
8. Includes the $14.00 per share special cash dividend to common stockholders declared on August 8, 2019, to be paid on August 30, 2019, and regular quarterly cash dividend of $.025 per share of common stock declared on August 8, 2019, to be paid on September 18, 2019.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

5

Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets CIM Commercial Trust – Key Investment Highlights High Quality Class A and Creative Office Portfolio 2 Deep Commercial Property Expertise Through Relationship with CIM Group 1 Equity-Enhancing, Growth-Oriented Capital Structure External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit 3 5 6 4

CMCT CIM Group Overview

Established Established in 1994 as an integrated owner and operator of real assets As of March 31, 2019. See Important Information on page 32. Strategies Real assets (infrastructure and real estate) focused in communities qualified by CIM as well as national credit (net-lease and debt) platforms Vertically-Integrated Multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, financing, leasing and onsite property management capabilities Organization 970+ employees (14 principals including all of its founders, 560+ professionals)1 Office Locations Headquartered in Los Angeles, with offices in the San Francisco Bay Area; the Washington, DC Metro Area; Dallas, TX; Phoenix, AZ; Chicago, IL and New York, NY Assets Owned and Operated $30.2 billion1 8 1 Overview of CIM

CIM Competitive Advantages Diverse Team of In-House Professionals Commitment to Community Disciplined Approach Led by 14 principals (including the three original founders) with average CIM tenure of 14 years Vertically-integrated, real assets owner and operator with expertise across in-house research, acquisition, credit analysis, development, finance, leasing and onsite property management, working across multiple markets, asset classes and strategies Investments team responsible for entire life cycle of each asset; compensation is aligned with that of CIM’s partners and co-investors Sector-agnostic focus on specific metropolitan submarkets (“Qualified Communities”) exhibiting: Market values that are below long-term intrinsic values or Underserved or transitional areas with dedicated resources that CIM believes will lead to outsized revenue growth and/or asset appreciation Extensive capital deployment in Qualified Communities has yielded long-term relationships and a proprietary origination channel Bring goods, services, employment and support needed for communities to be successful Regardless of the market cycle, CIM employs a strict discipline in qualifying communities as well as underwriting projects and potential acquisitions CIM employs detailed underwriting, conservative leverage and proprietary research 1 2 3 9 1

Since 1994, CIM has qualified 122 communities in high barrier-to-entry markets and has owned and operated real assets in 72 of those communities1. The qualification process generally takes between six months and five years and is a critical component of CIM’s asset evaluation CIM believes that its community qualification process provides it with a significant competitive advantage when acquiring real assets 10 Qualification Criteria Transitional Metropolitan Districts Thriving Metropolitan Areas Population growth Broad public support for CIM’s approach Evidence of private funding from other institutional owners and operators Underserved niches in the community’s real estate infrastructure Potential to deploy a minimum of $100 million of opportunistic equity within five years Positive population trends Public support for acquisitions Opportunities below intrinsic value Potential to deploy a minimum of $100 million of opportunistic equity within five years 10 Community Focused Real Assets Strategy 1 As of July 31, 2019.

11 Growth in CIM Qualified Communities vs. National Downtowns vs. National Suburbs CIM qualifies communities for acquisition (122 qualified as of July 31, 2019, 72 deployed capital). CIM Qualified Communities exhibit strong growth trends, which CIM believes will lead to outsized rental growth and/or capital appreciation. Since initial acquisition, CIM’s Qualified Communities have outperformed average national downtowns by approximately 50% and average national suburbs by over 190%1 Community Focused Strategy-CIM Qualified Communities 1 Based on growth of Class A office rents, sourced from CBRE Outlook Dashboard, as of June 30, 2019. Site accessed August 2019. -10% 30% 70% 110% 150% CIM Qualified Communities Average National Downtowns Average National Suburbs

1 Resources & Expertise of Institutional Owner Operator

CMCT

CMCT Management			CIM Group Co-Founders		



David Thompson
CMCT CEO

10th Year at CIM

- Previously spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller
- Began career as a C.P.A. at Arthur Andersen & Co.



Jan Salit
CMCT President & Secretary

6th Year at CIM

- Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust
- Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993)



Nathan DeBacker
CMCT CFO

2nd Year at CIM

- Previously was Senior Vice President and Chief Financial Officer of Cole REITs, at VEREIT
- Began career as an auditor at Ernst & Young



Richard Ressler
CIM Group Principal
CMCT Chairman of the Board

26th Year at CIM

- Founder of Orchard Capital and Chairman of Executive Committee of CIM Group, Orchard First Source Asset Management and OCV
- Chairman of the Board of j2 Global (NASDAQ: JCOM); previously served as CEO
- Previously worked at Drexel Burnham Lambert and began his career as an attorney with Cravath, Swaine and Moore



Avi Shemesh
CIM Group Principal
CMCT Board Member

26th Year at CIM

- Previously Co-Founder of Dekel Development, a developer of commercial and multifamily properties in Los Angeles



Shaul Kuba
CIM Group Principal
CMCT Board Member

26th Year at CIM

- Previously involved in a number of successful entrepreneurial real estate activities, including Dekel Development (Los Angeles commercial and multifamily developer)

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

12

CIM Group Commitment to CMCT Directors & officers of CMCT, CIM Group and its affiliates own approximately one million shares of CMCT 20 of 26 investors in the Fund (that was the principal stockholder of CMCT) invested in other CIM Group funds Management and Corporate Governance CMCT’s Board includes CIM Group’s three co-founders (Richard Ressler, Avi Shemesh, and Shaul Kuba) Strong Market Knowledge and Sourcing CMCT benefits from CIM Group’s identification of Qualified Communities, sourcing capabilities and access to resources of vertically integrated platform Management Agreement / Master Services Agreement Tiered asset management fee based on fair value of real properties and associated assets of CMCT Quarterly fee assessed as a percentage of assets: <$500 million = 0.2500% $500 million - $1,000 million = 0.2375% $1,000 million - $1,500 million = 0.2250% $1,500 million - $4,000 million = 0.2125% $4,000 million - $20,000 million = 0.1000% Plus ~$1.1 million base service fee and reimbursement of certain shared services at cost (accounting, tax, reporting, etc.) Perpetual term No incentive fee 13 1 Alignment of Interests

CMCT CMCT Overview

2 CMCT History

CMCT

Transition from Private Fund to High-Quality Public REIT

February 2005 – June 2006

- CIM Group formed CIM REIT with 24 private institutional investors

March 2014

- CIM REIT completed its merger with PMC Commercial Trust, a publicly traded mortgage REIT

November 2015 – December 2016

- Sold commercial mortgage loan portfolio, commercial real estate lending subsidiary, and three properties for a combined gross sales price of $217 million

June 2016

- $210 million tender offer for CMCT common stock (10 million shares @ $21 per share)

September 2016 – December 2017

- $966 million repurchase of CMCT common stock (43.9 million shares @ $22 per share)[1]

March 2017 – December 2017

- Completed sale of 12 properties for a combined sales price of $1,093 million

October 2018

- Announced Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock (see page 30 for details)

March 2019 – July 2019

- Completed sale of 10 properties for a combined gross sales price of $991 million

August 2019

- Declared $613 million special dividend ($14.00 per share) to common stockholders
- Announced 1:3 Reverse Stock Split effective on the ex-dividend date (September 3, 2019)
- CMCT has been advised that ~31.9 million shares (pre-split) held by the Fund will be distributed to ~19 members of the Fund

1. Shares were repurchased in privately negotiated transactions from a fund managed by an affiliate of CIM Group. In connection with these share repurchases, CMCT paid special cash dividends totaling $6.5 million that allowed the common stockholders that did not participate in the repurchases to receive the economic benefit of such repurchases. Special cash dividends are not included in the above amount.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

15

2 # High Quality Class A & Creative Office Portfolio

CMCT

Growth-Focused Portfolio (As of June 30, 2019)[1]

Office:

Location	Sub-Market	Rentable Square Feet ("SF")	% Occupied	Annualized Rent Per Occupied SF[2]
Oakland, CA				
1 Kaiser Plaza	Lake Merritt	539,917	96.1%	$ 42.45
San Francisco, CA				
1130 Howard Street	South of Market	21,194	100.0%	76.15
Los Angeles, CA				
11620 Wilshire Boulevard	West Los Angeles	194,985	95.1%	42.54
4750 Wilshire Boulevard	Mid-Wilshire	138,294	23.2%	47.91
9460 Wilshire Boulevard	Beverly Hills	94,547	95.0%	97.58
11600 Wilshire Boulevard	West Los Angeles	56,186	92.8%	56.46
Lindblade Media Center	West Los Angeles	32,428	100.0%	46.29
Austin, TX				
3601 S Congress Avenue	South	183,885	97.5%	37.05
TOTAL		1,261,436	88.1%	$ 47.62

Hotel:

Location	Sub-Market	Number of Rooms	% Occupied[3]	Revenue Per Available Room (RevPAR)[4]
Sacramento, CA				
Sheraton Grand Hotel	Downtown/Midtown	503	81.9%	$ 140.93

Ancillary:

Location	Sub-Market	Rentable Square Feet (Retail)	% Occupied (Retail)	Annualized Rent (Parking and Retail) (in thousands)[5]
Sacramento, CA				
Sheraton Grand Hotel Parking Garage & Retail	Downtown/Midtown	9,453	100.0%	$ 2,945
Oakland, CA				
2 Kaiser Plaza	Lake Merritt	-	-	-

Geographic Diversification[1,2]

Annualized Rent by Location (Excludes Hotel and Ancillary Properties)



Los Angeles
Oakland
Austin
San Francisco

1. As of June 30, 2019. Pro forma for sale of 899 North Capitol Street, 901 North Capitol Street, and 999 North Capitol Street, which were sold to an unrelated third party in July 2019.
2. Represents gross monthly base rent, as of June 30, 2019, multiplied by 12. The amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursement to base rent.
3. Represents trailing six-month occupancy as of June 30, 2019, calculated as the number of occupied rooms divided by the number of available rooms.
4. Represents trailing six-month RevPAR as of June 30, 2019, calculated by dividing the amount of room revenue by the number of available rooms.
5. Represents gross monthly contractual rent under parking and retail leases commenced as of June 30, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
16

3 Embedded Growth Opportunity: Los Angeles

CMCT

Key Los Angeles Office Themes

1. Tech, media and entertainment demand driving growth
2. Major content creators such as Netflix, Google, and Amazon Studios lease 2.2+ million SF of office and production space across West Los Angeles and Hollywood
3. High barrier-to-entry/supply constrained given regulatory environment
4. Affluent population base

CMCT Los Angeles Office Portfolio

» Beverly Hills (9460 Wilshire Boulevard):
  - Severe supply constraints with significant barriers to entry; tenant demand driven by finance and entertainment
  - Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive

» Culver City (Lindblade Media Center):
  - A preferred location for tech, entertainment and media tenants; Santa Monica office demand gravitating southeast

» Park Mile/Hancock Park (4750 Wilshire Boulevard):
  - Centrally located; attracting tenants priced out by significant rent increases in nearby Hollywood (in which rents are approaching $60 PSF)

» Brentwood (11600 & 11620 Wilshire Boulevard):
  - Strong demand from executives who prefer a shorter commute; cost-effective alternative to Santa Monica
  - One block west of I-405 freeway; nearby UCLA Medical Center, St. John's Hospital and Veterans Administration Hospital provide consistent demand for medical office



7083 Hollywood Blvd (realized)
Hollywood
9460 Wilshire
4750 Wilshire Blvd
Beverly Hills-Century City
Mid City-Koreatown
11600/11620 Wilshire
Brentwood
Downtown Los Angeles
Santa Monica
Lindblade Media Center
Culver City
LOS ANGELES
LA Holiday Inn (realized)
MAP KEY
CMCT Asset
CIM Asset
(Includes Realized Assets)

CIM Group: 60+ Los Angeles Investments Over 25 Years

» CIM Group is headquartered in Los Angeles

» CIM Group's Los Angeles real estate experience:
  - 10 million+ SF of project experience across opportunistic, value-add and stabilized strategies
  - Currently owns over 20 assets valued at over $3 billion; nine office assets with 2.3 million SF

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

17

3 Embedded Growth Opportunity: Oakland

CMCT

Favorable Office Dynamics

1. Relative Value vs. San Francisco Central Business District ("CBD") (Class A asking rents)[1]:
   - » San Francisco - $77.90
   - » Oakland - $53.32
2. Limited new office supply in Lake Merritt / City Center: Last major office project completed in 2008[1]

   Office building development has been tempered in the East Bay, with current under construction office space equivalent to 1.5% of the market's total existing inventory[1]
3. Proposition M: San Francisco office development limited to 875,000 square feet per year
4. Class A CBD vacancy of 7.8%[2]


2353 Webster Garage
2100 Franklin/2101 Webster
Uptown Station
1901 Harrison
1333 Broadway
1100 Clay
Marriott City Center
Courtyard Oakland
Jack London Square
211 Main St
55 Hawthorne
Central Tower
274 Brannan
260 Townsend
1130 Howard
Block 1
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset
Metro Stop

CMCT Assets	Asset Type	Rentable SF[3]	Leased %[3]	Annualized Rent Per Occupied SF[3,4]
1 Kaiser Plaza	Office	539,917	96.6%	$42.45
2 Kaiser Plaza	Office Development			

CMCT In-Place Rent[3,4]	Class A Asking Rents[1]
$42.45	$53.32

A Vibrant Community

Transportation: All six BART lines and every major Bay Area highway run through Oakland

Amenities Base: Oakland has emerged as a "cool" place to live and work

Residential Development:

- » ~11,000 new units in 2019-2021 (v. ~169,000 existing)[1]
- » Residential Monthly Asking Rents[1]

  San Francisco - $3,144 | Downtown Oakland - $2,570

1. Source: CoStar July 2019 Office Market Report.
2. Source: JLL Q2 2019 Office Insight.
3. As of June 30, 2019.
4. Represents gross monthly base rent per square foot under leases commenced as of June 30, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

18

3 Embedded Growth Opportunity: Austin

CMCT

Compelling Growth Market

1. Diverse Employment Sources – government, education and tech
2. Austin is home to many large U.S. corporations including Amazon, Facebook, Apple, Cisco, eBay, GM, Google, IBM, Intel, Oracle, Paypal, 3M and Whole Foods
3. Sustained, rapid market rent growth
   - Five year Increase of 37% (2014-2018)[1]
4. Low vacancy
   - Austin Class A – 7.1%[1]
   - South Austin submarket – 7.0%[1]
5. Population growth
   - Ten year historical growth rate of 2.8% (versus 0.7% in the U.S.)[1]
   - Five year forecast growth rate of 2.2% (versus 0.7% in the U.S.)[1]
6. Employment growth
   - Ten year historical growth rate of 3.4% (versus 1.3% in the U.S.)[1]


Hartland Plaza
Seaholm
The Independent
Eastside Village
District at SoCo
3601 S Congress
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset
Austin Airport (9 miles)

CMCT Assets	Asset Type	Rentable SF[2]	Leased %[2]	Annualized Rent Per Occupied SF[2,3]
3601 South Congress	Office	183,885	97.5%	$37.05

CMCT In-Place Rent[2,3]
$37.05

Class A Asking Rents[1]
$46.34

1. Source: CoStar July 2019 Office Market Report.
2. As of June 30, 2019.
3. Represents gross monthly base rent per square foot under leases commenced as of June 30, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
19

Redevelopment In Progress: Austin 20 4 Rendering of “Building L” – Expansion to Existing Campus 3601 South Congress- Existing Buildings 3601 S. Congress Avenue Expansion - Mid-2020 Expected Completion Approximately 42,000 SF add-on building to existing 183,885 SF office complex (97.5% leased as of June 30, 2019) Two-story creative office building designed to accommodate either a single user or two single-floor tenants ~$15 million development ($2 million spent as of June 30, 2019) Targeting ~8% return on cost upon stabilization Location Sub-Market Potential Rentable SF Product Austin, TX South 42,000 Office

4 Redevelopment In Progress: Los Angeles

CMCT

Location	Sub-Market	Rentable SF	Product
Los Angeles, CA	Mid-Wilshire	138,294	Office

4750 Wilshire Boulevard - Repositioning

» Currently being repositioned into vibrant, collaborative office space following the expiration of a lease agreement for 100% of the property in April 2019

» Centrally located in Park Mile / Hancock Park location with both nearby executive housing (Hancock Park) and millennial housing and lifestyle amenities (Hollywood and Miracle Mile)

» Short drive time to Hollywood/West Hollywood (10 minutes), Beverly Hills/Culver City/Downtown LA (20 minutes) and Santa Monica (30 minutes)

» CIM Group leased ~30,000 square feet in 2Q'19 for an annualized rent of $48[1] per square foot representing 73% lease spread from prior lease (4750 Wilshire is adjacent to CIM Group's headquarters)


The Redbury
7083 Hollywood Blvd
Hollywood & Highland
Dolby Theatre
Sunset Vine Tower
Sunset & Gordon
Sunset La Cienega
The Lot
901 Hancock
150-161 El Camino
4700 Wilshire Blvd
4750 Wilshire Blvd
Mullen Wilshire
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset





1. Represents gross monthly base rent per square foot under leases commenced as of June 30, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

21

Redevelopment In Progress: Sacramento 22 4 Sheraton Grand Room Renovations Scheduled to be Complete in Late 2020 ~$26 million renovation of existing hotel to drive average daily rate, improve group bookings ($1.2 million spent as of June 30, 2019) Target 15%+ return on cost Renegotiate Marriott Hotel Management Agreement; switch to franchise model with separate management Complete renovation of all guestrooms, food & beverage amenities, public areas, meeting rooms and amenities Isolate disruption to coincide with expansion/renovation of adjacent convention center (see below) Longer term, potential development of a new hotel tower, multifamily or build-to-suit office on top of owned garage and retail Sheraton Grand Renovation Simultaneous With Expansion/Renovation of Adjacent Sacramento Convention Center $340 million renovation/expansion of the Sacramento Convention Center Adds new meeting rooms and exhibit halls Scheduled to be completed in late 2020 Part of a larger project (C3) that also renovates adjacent auditorium and theater Location Sub-Market Product Sacramento, CA Downtown/Midtown Hotel

Growth Pipeline: Oakland 23 Potential Build-to-Suit Rendering of 2 Kaiser Plaza (Beacon Tower), Oakland, CA 4 1 Kaiser Plaza – Existing Building Bay Area 2 Kaiser Plaza (Beacon Tower) Build-to-suit opportunity Currently marketing development to potential anchor tenants Entitled for 425,000-800,000 SF office Currently utilized as surface parking lot Location Sub-Market Potential Rentable SF Product Oakland, CA Lake Merritt 425,000 – 800,000 Office Opportunity to Generate Value Through Co-Investor, Sale or Build-to-Suit

5

Equity-Enhancing, Growth-Oriented Capital Structure

CMCT

Preferred Stock Program

Series A

- Perpetual Preferred Stock at 5.5% coupon
- Continuously offered - monthly issuance
- CMCT and investor option to call/redeem five years from issuance at $25 per share, plus accrued and unpaid dividends[1]
- Redemption payable in cash or CMCT common stock, at election of CMCT[1]

Series L

- Perpetual Preferred Stock at 5.5% coupon
- CMCT and investor option to call/redeem beginning November 21, 2022 (or earlier in limited circumstances) at $28.37 per share[1]
- Redemption payable in cash or CMCT common stock, at election of CMCT[1]

Historical Preferred Stock Issuance[2]

(in millions)


$250.0
$200.0
$150.0
$100.0
$50.0
$-
$229.3
$19.0
$39.1
$30.5
$1.5
Series L Preferred Stock
Series A Preferred Stock
2016
2017
2018
2019 YTD

Target Capital Structure[3]


Common Equity
45%
Debt and Preferred
Equity
55%

- Target capital structure of 45% common equity, 55% debt and preferred equity[3] - seeks to enhance common equity returns with low relative risk
- Plan to maintain long-term debt at minimal levels

1. With respect to the Series A Preferred Stock: (i) shares can be redeemed during the first two years following the issuance date, subject to a 13% redemption fee, and during years three through five following the issuance date, subject to a 10% redemption fee; (ii) after year five, there is no redemption fee; (iii) redemptions during the first year following the date of issuance must be paid in cash. With respect to the Series L Preferred Stock, as a general matter, shares can only be redeemed from and after the fifth anniversary of the date of original issuance.
2. Represents gross proceeds from issuances through June 30, 2019, calculated as the number of shares issued net of redemptions, times the stated value per share; proceeds are not net of commissions, fees, allocated costs or discount, as applicable.
3. Based on fair value.

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24

5 Equity-Enhancing, Growth-Oriented Capital Structure

CMCT

Debt & Preferred Summary (June 30, 2019)[1]

Mortgages	Interest structure (fixed/variable etc.)	Interest Rate	Maturity/ Expiration Date	Loan balance 6/30/2019 (in millions)
1 Kaiser Plaza	Fixed	4.14%	7/1/2026	$ 97.1
Total Mortgages		4.14%		$ 97.1
Other Debt				
SBA 7(a) Loan-Backed Notes[2]	Variable	LIBOR+ 1.40%	3/20/2043	$ 27.4
Total Other Debt				$ 27.4
Corporate Debt				
Revolving Credit Facility[3]	Variable	LIBOR+ 1.55%[3]	10/31/2022	$ -
Junior Subordinated Notes	Variable	LIBOR+ 3.25%	3/30/2035	27.1
Total Corporate Debt				$ 27.1
Total Debt				**$ 151.5**

Preferred Stock	Interest structure (fixed/variable etc.)	Coupon	Maturity/ Expiration Date	Outstanding (in millions)
Series A	Fixed	5.50%	N/A	$ 90.0[4]
Series L	Fixed	5.50%	N/A	229.3[5]
Total Preferred Stock				$ 319.3
Total Debt + Preferred Stock				$ 470.8

» Excludes anticipated draw of ~$65 million[6] to partly fund the special dividend

Debt Maturity Schedule (June 30, 2019)[1]

(in millions)


$0.9
$1.9
$2.0
$2.0
$2.1
$142.6
2019
2020
2021
2022
2023
Thereafter

Fixed Debt vs. Floating Debt (June 30, 2019)[1]

Excluding SBA 7(a) Loan Backed Notes


Floating
22%
Fixed
78%

Including SBA 7(a) Loan Backed Notes


Floating
36%
Fixed
64%

1. Excludes: (a) $15,304,000 of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowing because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs.
2. In May 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38,200,000 of unguaranteed SBA 7(a) loan-backed notes. The SBA 7(a) loan-backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of our SBA 7(a) loans receivable. The notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, we estimate the weighted average life of the notes to be approximately two years.
3. In October 2018, we entered into a revolving credit facility with a bank syndicate pursuant to which CMCT can borrow up to a maximum of $250,000,000, subject to a borrowing base calculation. The revolving credit facility is secured by deeds of trust on certain properties. Outstanding advances under the revolving credit facility bear interest at (i) the base rate plus 0.55% or (ii) LIBOR plus 1.55%. The revolving credit facility matures in October 2022 and provides for one one-year extension option under certain conditions. At June 30, 2019, approximately $210,000,000 was available for future borrowings.
4. Outstanding Series A Preferred Stock represents total units issued as of June 30, 2019 of 3,614,493, less redemptions of 12,772 shares, times the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.
5. Outstanding Series L Preferred Stock represents total units issued as of June 30, 2019 of 8,080,740 times the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.
6. Anticipated draw on our revolving credit facility of approximately $65 million is included in the pro forma estimated net asset value table on page 28. All pro forma numbers are unaudited.

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25

Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets CIM Commercial Trust – Key Investment Highlights High Quality Class A and Creative Office Portfolio 2 Deep Commercial Property Expertise Through Relationship with CIM Group 1 Equity-Enhancing, Growth-Oriented Capital Structure External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit 3 5 26 4

CMCT Appendix

Estimated Net Asset Value Pro Forma Estimated Net Asset Value1,2 (As of June 30, 2019) ($ in millions, except for shares and per share amounts) (Unaudited) 28 Represents the pro forma NAV as of June 30, 2019 following the impact of the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock. Share and per share amounts do not reflect the effect of the Reverse Stock Split. Represents outstanding mortgage debt, junior subordinated notes, and pro forma borrowings on our revolving credit facility of $65,000,000, at face value. Excludes secured borrowings on government guaranteed loans and SBA 7(a) loan-backed notes, both of which are included in other liabilities, cash and other assets. Outstanding Series A Preferred Stock represents total units issued as of June 30, 2019 of 3,614,493, less subsequent redemptions of 12,772 shares, times the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount. Outstanding Series L Preferred Stock represents total units issued as of June 30, 2019 of 8,080,740 times the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount. Estimated NAV per share of common stock outstanding Investments in real estate - at fair value $ 901.4 Loans receivable - at fair value 74.9 Debt 3 (189.2) Other liabilities, cash and other assets (36.6) Noncontrolling interests (0.7) Redeemable Series A Preferred Stock 4 (90.0) Redeemable Series L Preferred Stock 5 (229.3) Estimated NAV attributable to common stockholders - Post special dividend $ 430.6 $ 9.83 Special dividend 613.3 $ 14.00 Estimated NAV attributable to common stockholders - Pre special dividend $ 1,043.9 $ 23.83 Shares of Common Stock outstanding 43,805,741 Estimated NAV

Key Metrics 29 Lease Expirations as a % of Annualized Office Rent1,2 Top Five Tenants1 As of June 30, 2019. Pro forma for sale of 899 North Capitol Street, 901 North Capitol Street, and 999 North Capitol Street, which were sold to an unrelated third party in July 2019. Represents gross monthly base rent, as of June 30, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. Prior to February 2023, the tenant may terminate up to 140,000 square feet of space in the aggregate (of which no more than 100,000 rentable square feet may be terminated with respect to the rentable square feet expiring in 2027) in exchange for a termination penalty. From and after February 28, 2023 with respect to the rentable square feet expiring in 2025, and February 28, 2025 with respect to rentable square feet expiring in 2027, the tenant has the right to terminate all or any portions of its lease with us, effective as of any date specified by the tenant in a written notice given to us at least 15 months prior to the termination, in each case in exchange for a termination penalty. 5.2% 14.1% 8.1% 10.6% 4.2% 3.5% 30.8% 4.7% 7.5% 1.7% 9.6% 0.0% 10.0% 20.0% 30.0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter Tenant Property Lease Expiration Annualized Rent (in thousands) 2 % of Annualized Rent Rentable Square Feet % of Rentable Square Feet Kaiser Foundation Health Plan, Inc. 1 Kaiser Plaza 2025 - 2027 3 15,510 $ 29.3% 374,038 29.7% MUFG Union Bank, N.A. 9460 Wilshire Boulevard 2029 3,411 6.4% 27,569 2.2% 3 Arts Entertainment, Inc 9460 Wilshire Boulevard 2026 2,063 3.9% 27,112 2.1% CIM Group, L.P. Various 2019-2030 1,935 3.7% 44,449 3.5% Homeaway, Inc. 3601 S Congress Avenue 2020 1,614 3.1% 42,545 3.4% Total for Top Five Tenants 24,533 46.4% 515,713 40.9% All Other Tenants 28,385 53.6% 595,568 47.2% Vacant - - % 150,155 11.9% Total for Portfolio 52,918 $ 100.0% 1,261,436 100.0%

Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock

CMCT

Unlock Embedded Value Through Targeted Asset Sales

- Monetize stabilized assets to unlock embedded value that has been created since 2006
- Special dividend of $14.00 per share of common stock payable on August 30, 2019: the aggregate amount of the special dividend will be approximately $613 million and will be funded primarily by the net proceeds (after the repayment of debt) received from the sale of ten properties during 2019 and borrowings on CMCT's revolving credit facility
- Assets sold:

Property	Location	Rentable Square Feet [1]	Date Sold
2101 Webster Street	Oakland, CA	474,798	March 1, 2019
1901 Harrison Street	Oakland, CA	283,970	March 1, 2019
830 1st Street	Washington, DC	247,337	March 1, 2019
2100 Franklin Street	Oakland, CA	216,828	March 1, 2019
2353 Webster Street Parking Garage	Oakland, CA	N/A	March 1, 2019
260 Townsend Street	San Francisco, CA	66,682	March 15, 2019
1333 Broadway	Oakland, CA	254,523	May 16, 2019
999 N Capitol Street	Washington, DC	315,983	July 30, 2019
899 N Capitol Street[2]	Washington, DC	314,667	July 30, 2019
901 N Capitol Street[2]	Washington, DC	N/A	July 30, 2019
Total Assets Sold		**2,174,788**	

1. As of the date of sale.
2. As a matter of prudent management, after evaluating each asset within its portfolio, as well as the intrinsic value of each property, CMCT decided to sell these additional assets.

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30

CMCT Important Information

Important Information 32 Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication. AOO includes total gross assets at fair value, with real assets presented on the basis described in “Book Value” below and operating companies presented at gross assets less debt, as of the Report Date (as defined below) (including the shares of such assets owned by joint venture partners and co-investments), plus binding unfunded commitments. AOO also includes the $0.3 billion of AOO attributable to CIM Compass Latin America (CCLA), which is 50% owned and jointly operated by CIM. AOO for CMMT Partners, L.P. (CMMT) (which represents assets under management), a perpetual-life real estate debt fund, is $0.7 billion as of the Report Date. Report Date is defined to mean as of March 31, 2019. Book Value for each investment generally represents the investment’s book value as reflected in the applicable fund’s unaudited financial statements as of the Report Date prepared in accordance with U.S. generally accepted accounting principles on a fair value basis. These book values generally represent the asset’s third-party appraised value as of the Report Date, but in the case of CIM’s Cole Net-Lease Asset strategy, book values generally represent undepreciated cost (as reflected in SEC-filed financial statements). Equity Owned and Operated (EOO) represents the NAV (as defined below) before incentive fee allocation, plus binding unfunded commitments, which is $17.8 billion as of the Report Date, inclusive of $0.3 billion of EOO attributable to CCLA (as described above) and $0.7 billion of EOO for CMMT (which represents equity under management). For calculating the Book Value for CIM IV, the underlying assets of CMCT are assumed to be liquidated based upon the third-party appraised value of such assets. CIM does not view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of CIM IV’s interest in CMCT due to the fact that the publicly-traded shares of CMCT represent approximately 10% of the outstanding shares of CMCT and are thinly-traded. Net Asset Value (NAV) represents the distributable amount based on a “hypothetical liquidation” assuming that on the date of determination that: (i) investments are sold at their Book Values; (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity partners are made in accordance with applicable documents, as determined in accordance with applicable accounting guidance.